Victory Income Stock Fund Investment Strategy - Victory Income Stock Fund	Apr. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. For purposes of the 80% policy, equity securities means common stocks, depositary receipts, Real Estate Investment Trusts (“REITs”), securities convertible into common stocks, and securities that carry the right to buy common stocks.The Fund’s 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.The Fund attempts to provide a portfolio with a dividend yield that is, over time, at or above the average of the Russell 1000 Value Index. The Fund seeks to do this by normally investing at least 65% of the Fund’s assets in common stocks of companies that pay dividends. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income.The managers seek to create a diversified portfolio of stocks that pay a dividend with superior dividend growth potential that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. The managers use quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. They also use quantitative analysis to allocate exposure to factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the Fund.